Exhibit 10.2

Execution Version
AMENDMENT NO. 1 TO SECOND LIEN CREDIT AGREEMENT

This AMENDMENT NO. 1 TO SECOND LIEN CREDIT AGREEMENT (this “Amendment”) is dated as of August 26, 2013 and is entered into by and among FULL HOUSE RESORTS, INC., a Delaware corporation (“Borrower”), the parties to the Second Lien Credit Agreement as lenders (the “Lenders”) and ABC FUDNING, LLC, as administrative agent (in such capacity, the “Administrative Agent”), and, solely for purposes of Section II hereof, the Guarantors listed on the signature pages hereto, and is made with reference to that SECOND LIEN CREDIT AGREEMENT, dated as of October 1, 2012 (the “Credit Agreement”), by and among Borrower, the Lenders and the Administrative Agent.  Capitalized terms used herein without definition shall have the meanings given such terms in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Borrower requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as provided for herein;

WHEREAS, subject to the conditions set forth herein, the Required Lenders are willing to agree to such amendment relating to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.  AMENDMENTS TO CREDIT AGREEMENT

1.1.	Amendments to Section 1.01: Defined Terms.

(a)           The definition of “Fixed Charge Coverage Ratio” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“‘Fixed Charge Coverage Ratio’ shall mean, as at any date of determination, with respect to the Borrower Parties for the period of four consecutive fiscal quarter ending on or most recently ended prior to such date, (a) Adjusted EBITDA, plus (i) Rent Expense, minus (ii) the aggregate amount of non-financed Capital Expenditures (excluding non-financed Capital Expenditures not to exceed $7,500,000 incurred to construct a hotel adjacent to Silver Slipper) made during such period, minus (iii) the aggregate amount of Distributions made during such period, minus (iv) cash taxes required to be paid during such period divided by (b) Fixed Charges for such period.”

(b)           The definition of “Total Debt” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“‘Total Debt’ shall mean, as of any date of determination, without duplication, (a) the aggregate principal amount of Indebtedness of the Borrower Parties outstanding on such date, in an amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP consisting of Indebtedness for borrowed money, obligations of the Borrower Parties as lessee under or with respect to Capital Leases (excluding Indebtedness or Capital Leases in an aggregate principal amount not to exceed $9,000,000 incurred to construct a hotel adjacent to Rising Star Casino), debt obligations evidenced by promissory notes or similar instruments plus (b) obligations with respect to letters of credit, whether drawn or undrawn, contingent or otherwise; provided that Total Debt shall not include Indebtedness in respect of Unrestricted Subsidiaries.”

1.2.	Amendment to Section 5.02(a).

Clause (vii) of Section 5.02(a) is hereby amended in its entirety to read as follows:

“(vii)       (x) purchase money Indebtedness and Capital Lease obligations in an aggregate principal amount not to exceed $750,000 at any one time outstanding and (y) Capital Lease obligations in an aggregate principal amount not to exceed $9,000,000 at any one time outstanding incurred to construct a hotel adjacent to Rising Star Casino);”

1.3.	Amendment to Section 5.03(d).

Section 5.03(d) is hereby amended in its entirety to read as follows:

“(d)           Capital Expenditures.  The Borrower shall not permit the aggregate amount of Capital Expenditures made by the Loan Parties in any fiscal year (i) to exceed 5.25% of total revenues for the immediately preceding fiscal year or (ii) to be less than 1.425% of the total revenues for the immediately preceding fiscal year; provided, that the foregoing shall not include or limit (x) capital expenditures in an aggregate amount not to exceed $17,000,000 to construct a hotel adjacent to Silver Slipper or (y) for the avoidance of doubt, the acquisition of Capital Assets in connection with Capital Lease obligations in an aggregate principal amount not to exceed $9,000,000 incurred to construct a hotel adjacent to Rising Star Casino.”

SECTION II.  CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Amendment No. 1 Effective Date”):

A.           Execution.  Administrative Agent shall have received counterpart signature pages of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders.

B.           Fees. The Administrative Agent shall have received all fees and other amounts relating to the Amendment due and payable on or prior to the Amendment No. 1 Effective Date (including, without limitation, to the extent invoiced reasonable fees, disbursements and other charges of counsel to the Administrative Agent).

C.           Representations and Warranties.  The representations and warranties of the Borrower and each other Loan Party set forth in the Credit Documents and each other agreement to be executed and delivered by the Borrower or the other Loan Parties in connection herewith (collectively, together with this Amendment, the “Amendment Documents”) shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date (both before and after giving effect thereto), except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (ii) to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties must be true in all respects.

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D.           No Default.  No Default or Event of Default shall have occurred and be continuing.

E.           Necessary Consents.  Each Loan Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

F.           Other Documents.  Administrative Agent and Lenders shall have received such other documents, information or agreements regarding Loan Parties as Administrative Agent may reasonably request.

SECTION III.  REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct:

A.           Corporate Power and Authority.  Each Loan Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents.

B.           Authorization; No Conflict.  The execution, delivery and performance by each Loan Party of the Amendment Documents to which such Person is or is to be a party have been duly authorized by all necessary corporate or other organizational action and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any law or regulation.  The resolutions of the board of directors or managers of each Borrower and Guarantor delivered to Administrative Agent by such Borrower or Guarantor on the date of the effectiveness of the Credit Agreement have not been revoked and are in full force and effect.

C.           Governmental Consents.  No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Loan Party of this Amendment and the performance by Borrower of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals which have been obtained and are in full force and effect on the date hereof.

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D.           Binding Obligation.  The Amendment Documents have been duly executed and delivered by each of the Loan Parties party thereto and each constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

E.           Absence of Default.  No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION IV.  ACKNOWLEDGMENT AND CONSENT

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment.  Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document).

Each Guarantor acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.  Each Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Amendment No. 1 Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION V.  MISCELLANEOUS

A.           Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(i)         On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

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(ii)         Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)         The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

(iv)         This Amendment shall be deemed a “Loan Document” for all purposes under the Credit Agreement and the other Credit Documents.

B.           Headings.  Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.           Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

D.           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

FULL HOUSE RESORTS, INC.

By:	/s/ Andre M. Hilliou
Name:	Andre M. Hilliou
Title:	CEO

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GUARANTORS:

FULL HOUSE RESORTS, INC.

By:	/s/ Andre M. Hilliou
Name:	Andre M. Hilliou
Title:	CEO

FULL HOUSE RESORTS, INC.

By:	/s/ Andre M. Hilliou
Name:	Andre M. Hilliou
Title:	CEO

GAMING ENTERTAINMENT (INDIANA) LLC

By:	/s/ Andre M. Hilliou
Name:	Andre M. Hilliou
Title:	CEO

GAMING ENTERTAINMENT (INDIANA) LLC

By:	/s/ Andre M. Hilliou
Name:	Andre M. Hilliou
Title:	CEO

STOCKMAN’S CASINO

By:	/s/ Deborah J. Pierce
Name:	Deborah J. Pierce
Title:	Member

SLIPPER CASINO VENTURE LLC

By:	/s/ Andre M. Hilliou
Name:	Andre M. Hilliou
Title:	CEO

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ABC FUNDING, LLC, as Administrative Agent

By:	/s/ James Freeland
Name:	James Freeland
Title:	Managing Director

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SUMMIT PARTNERS CREDIT FUND, L.P.,
as a Lender

By:	Summit Partners Credit GP, L.P.
Its:	General Partner

By:	Summit Partners Credit GP, LLC
Its: General Partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Managing Partner

SUMMIT PARTNERS CREDIT FUND, A-1, L.P.,
as a Lender

By:	Summit Partners Credit GP A-1, L.P.
Its: General Partner

By:	Summit Partners Credit GP A-1, LLC
Its: General Partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Managing Partner

SUMMIT INVESTORS I, LLC,
as a Lender

By:	Summit Investors Management, LLC
Its:	Manager

By:	Summit Partners, L.P.
Its:	Manager

By:	Summit Master Company, LLC
Its:	General Partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Managing Partner

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SUMMIT INVESTORS I (UK), L.P.,
as a Lender

By:	Summit Investors Management, LLC
Its:	Manager

By:	Summit Partners, L.P.
Its:	Manager

By:	Summit Master Company, LLC
Its:	General Partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Managing Director

SUMMIT PARTNERS CREDIT OFFSHORE INTERMEDIATE FUND, L.P.,
as a Lender

By:	Summit Partners Credit GP, L.P.
Its:	General Partner

By:	Summit Partners Credit GP, LLC
Its:	General Partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Managing Director

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